Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Vinyl Products, Inc. hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to their knowledge:

1. the annual report on Form 10-K of Vinyl Products, Inc. for the period ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vinyl Products, Inc.

Date: April 9, 2010	By:	/s/ Gordon Knott
	Name:	Gordon Knott
	Title:	Chief Executive Officer Principal Executive Officer

Date: April 9, 2010	By:	/s/Douglas E. Wells
	Name:	Douglas E. Wells
	Title:	Chief Financial Officer Principal Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. §. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.